FLORIDA RETAIL LEASE AGREEMENT
                         ------------------------------

     THIS FLORIDA RETAIL LEASE AGREEMENT (the "Lease"), is made and entered into on the ______ day of ___________________, 2002, between E.D.I. II INVESTMENTS,
INC., A FLORIDA CORPORATION ("Landlord") whose offices are located at 5728 Major Boulevard, Suite 174, Orlando, Florida 32819 and FAMILY STEAK HOUSES OF FLORIDA, INC., A FLORIDA CORPORATION, D/B/A RYAN'S GRILL, BUFFET & BAKERY ("Tenant"), whose offices are located at 2113 Florida Boulevard, Neptune Beach, FL 32266.

     SECTION 1 - DEFINITIONS.

     1.1 AFFILIATE. "Affiliate" means an officer or director, with regard to a Tenant, which is a corporation, any entity wholly owned by, or under common control of Tenant, and any person or entity having a relationship described in Internal Revenue Code Section 267(b) (including any ownership attribution provisions contained in other subsections of Section 267, and the regulations promulgated thereunder), to the Tenant.

     1.2 APPLICABLE PERCENTAGE. "Applicable Percentage" means Five and no/100 percent (5.0%).

     1.3 BASE RENT. "Base Rent" means the sums set forth or determined below, subject to change as set forth in Section 1.11 hereinbelow, payable in advance monthly installments as follows:

LEASE YEARS                               ANNUAL BASE RENT     MONTHLY BASE RENT

Lease Year No. 1 to Lease Year No. 5           $227,325.00            $18,943.75
Lease Year No. 6 to Lease Year No. 10          $250,057.50            $20,838.12
Lease Year No. 11 to Lease Year No. 15         $275,063.25            $22,921.93

          The Base Rent due for the first month of the Lease Term (hereafter defined), in the amount of TWENTY THOUSAND TWO HUNDRED SIXTY-NINE AND 81/100 DOLLARS ($20,269.81), including applicable state sales tax, shall be due and payable and shall be paid to Landlord by Tenant on the Commencement Date. The payment of monthly installments of Base Rent shall commence on the Commencement Date.

     1.4 BROKER. Tenant represents to Landlord and Landlord represents to Tenant that the only Brokers involved in this transaction are Diab Realty, Inc. and the STZ Company ("Brokers"). Said Brokers shall be due a commission pursuant to a separate agreement by and between Diab

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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Realty, Inc. and Landlord and a Co-Brokerage Agreement between Diab Realty, Inc.
and STZ Company.

     1.5 BUILDING GRADE. "Building Grade" means the type, brand and/or quality of mate rials Landlord designates from time to time to be the minimum quality to be used on the Property or the exclusive type, grade or quality of material to be used on the Property.

     1.6  COMMENCEMENT  DATE.  "Commencement  Date" means one hundred fifty days
(150) after the date Landlord shall deliver a building pad as specified in Exhibit "J" attached hereto for the construction of the Tenant Improvements, as defined hereinafter, on the Premises, or the opening for business, whichever shall occur first. At any time after the Commencement Date, upon demand by Landlord, Tenant shall execute and deliver to Landlord a written certificate in the form provided by Landlord affirming the date of the Commencement Date.

     1.7 COMMON AREAS. "Common Areas" means those areas devoted to the common use or benefit of tenants generally and/or the public (except where the context shall indicate to the contrary), including mechanical, electrical and telephone installations and wiring, if any, and also includes the "Exterior Common Areas" described in Subsection 1.9.

     1.8 ESTIMATED MONTHLY OPERATING EXPENSES. "Estimated Monthly Operating Expenses" for the first Lease Year of the Lease Term, or until it shall be adjusted as provided in Subsection 19.2 hereof, means the sum of FOUR THOUSAND FIFTY-NINE AND 37/100 DOLLARS ($4,059.37) per month, based upon estimated initial year Operating Expenses of FOUR AND 50/100 ($4.50) per square foot of Net Rentable Area per annum.

     1.9 EXTERIOR COMMON AREAS. "Exterior Common Areas" means the portion of the Property which is not located within the Premises or other improved structures and which is provided or maintained for the common use and benefit of Landlord and other tenants of the Property generally and the employees, invitees and licensees of Landlord and such tenants; including, without limitation, the roof, exterior walls (but not glass, plate glass or doors), and foundations of the building or buildings containing the Premises and all other premises used, rented, or held for rent by Landlord on the Property, all parking areas, drives, sidewalks and landscaped areas, and retention ponds.

     1.10 GROSS RECEIPTS FLOOR. "Gross Receipts Floor" for any Lease Year during the Lease Term shall be Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000.00).

     1.11 LANDLORD IMPROVEMENTS. "Landlord Improvements" means those improvements to the Property that the Landlord shall provide pursuant to the site plan prepared by Pecht and Evans Engineering, Inc. as in Preliminary Site Plan attached hereto as Exhibit "B" . Landlord Improvements shall provide for the construction of a compacted building pad (the "Pad") as specified in Exhibit "J"

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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attached hereto for Tenant to build said Premises with site work and parking for the entire Property, including the retention area required by the City of Orlando for the development of said Property. Landlord Improvements shall include the construction of no less than one hundred eighty (180) parking spaces, and shall be in compliance with parking requirements of City of Orlando. All parking spaces shall be available to all tenants on the Property for their non-exclusive use. Landlord will provide those utilities identified on the attached Exhibit "I" to within five feet (5') of the Pad. Tenant shall pay all hookup fees, impact fees, and all deposits pertaining to Tenant Improvements.
Tenant  shall  construct  the  Premises,   together  with  Tenant's   restaurant
operation, pursuant to the terms of the Work Schedule attached hereto as Exhibit "D" and a Development Agreement of even date between Landlord and Tenant ( the "Development Agreement") a true and correct copy of which is attached hereto as Exhibit "C". Pursuant to the terms and conditions of said Development Agreement and the Work Schedule, Landlord shall provide Seven Hundred Fifty Thousand and
no/100  Dollars   ($750,000.00)   as  Tenant   Improvement   Allowance  for  the
construction of the Tenant's Improvements; provided, further, in the event Tenant shall request additional investment on the part of the Landlord for completion of the Tenant Improvements, Landlord shall provide an additional sum not to exceed $400,000.00 solely for the construction of approved Tenant Improvements (the "Supplemental Tenant Improvement Allowance"). Landlord shall have forty-five (45) days from the date Tenant delivers a written request for the Supplemental Tenant Improvement Allowance, to fund said Supplemental Tenant Improvement Allowance. In the event Tenant shall request the advancement of sums from the Landlord under the Supplemental Tenant Improvement Allowance, said sum(s) shall be repaid under the terms of this lease, as part of the "Base Rent", and shall increase the "Base Rent" pursuant to the following formula: upon the "Commencement Date" the sum funded by the Landlord under the Supplemental Tenant Improvement Allowance shall be determined and multiplied by 14%. Said product shall then be added to the "Annual Base Rent" described in
Section 1.3 hereinabove and shall be paid monthly in advance, as part of and in addition to the "Monthly Base Rent" described in Section 1.3 hereinabove. Thereafter the monthly rental payment shall equal the sums of the Annual Base Rent (Section 1.3) plus the Supplemental Tenant Improvement Allowance divided (/) by twelve (12). Landlord shall not be required to pay for any equipments, systems, fixtures, or property, or for any improvements or alterations which either (i) do not conform to the plans and specifications approved in accordance with the terms of the Work Schedule, or (ii) in the aggregate, exceed the sum of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) as provided in the Work Schedule. Tenant shall be required to, and shall, at its sole costs and expense, install all equipments, partitions, systems, fixtures, and property, and make any and all improvements or alterations which shall be necessary for completion of the Building Standard Improvements and for Tenant's use of the Premises for the Permitted Use, which shall either (i) not be included in the approved plans and specifications, or (ii) when added to all other sums incurred or expended by Landlord, exceed the sum of Seven Hundred Fifty thousand and 00/100 Dollars ($750,000.00). Prior to the delivery of the Building Pad to Tenant, Landlord shall furnish to Tenant a copy of a loan commitment letter from a institutional lender evidencing a loan in an amount equal to the Tenant Improvement Allowance and the Supplemental Tenant Improvement Allowance.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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     1.12 LEASE TERM.  "Lease Term" means a term commencing on the  Commencement
Date and expiring at 11:59 P.M. on the last day of the Fifteenth (15th) Lease Year.

     1.13 LEASE YEAR. "Lease Year" means the period beginning on the Commencement Date and expiring at 11:59 P.M. on the last day of the calendar year which shall contain the Commencement Date, with regard to the first Lease Year. Any subsequent Lease Year shall mean the period of twelve (12) consecutive calendar months commencing immediately upon the expiration of the preceding Lease Year.

     1.14 MINIMUM COVERAGE. "Minimum Coverage" means the minimum required coverage for insurance against bodily injury and property damage, which, for purposes hereof, shall be no less than TWO MILLION DOLLARS ($2,000,000) per person, TWO MILLION DOLLARS ($2,000,000) per occurrence, with umbrella coverage, per occurrence in the amount of TEN MILLION DOLLARS ($10,000,000.00) and ONE MILLION DOLLARS ($1,000,000) for property damage.

     1.15 NET RENTABLE AREA. "Net Rentable Area" of the Premises means the gross area measured from the unfinished outside surface of the outer exterior walls of the Premises, to the midpoint of any walls separating portions of the Premises from those of adjacent tenants, and to the unfinished Common Area side of walls separating the Premises from Common Areas. Net Rentable Area of the Property means the other gross area within the outside surface of the outer exterior walls of all improvements now or hereafter constructed on the Property, excluding Common Areas. Upon completion of construction of the Premises, the Net Rentable Area of the Premises shall be determined by Landlord's architect in accordance with BOMA standards, and the result of such measurement shall be certified by Landlord's architect in writing to Landlord. Notwithstanding the foregoing, Tenant shall construct the Premises such that the Net Rentable Area shall not be less than ten thousand eight hundred twenty-five square feet (10,825 sq. ft.). In the event the Premises contains more than 10,825 square feet, the Base Rent and Tenant's Operating Expense Percentage shall be increased accordingly (i.e., the Base Rent as set forth in section 1.3 is based upon a Net Rentable Area of 10,825 square feet. By way of illustration only, if the Net Rentable Area is determined to be 10,925 square feet, the annual Base Rent for Lease Year No. 1 to Lease Year No. 5 would be increased by $2,100.00 ($21 per square foot x 100 additional square feet)). Notwithstanding the foregoing, however, Base Rent shall not increase as a result of added square feet within the Premises to accommodate the subtenant under the Timeshare Lease, a copy of which is attached as Exhibit "E." In the event Tenant's architect determines that the Premises contains less than 10,825 square feet, there shall be no reduction to Base Rent, and the Net Rentable Area of the Premises for the purposes of determining Tenant's Operating Expense Percentage shall be deemed to be 10,825 square feet.

     1.16 OPERATING EXPENSE PERCENTAGE. "Operating Expense Percentage" for purposes of computing Tenant's proportionate share of the operating expenses for the Property means the

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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percentage,  rounded to the nearest 1/100th of a percent (0.01%), and derived by dividing the Net Rentable Area of the Premises by the Net Rentable Area buildable upon the Property. The Operating Expenses Percentage of the Premises is currently unknown as it is subject to increases of the leasable area of the Premises and to increases or decreases in the gross leasable area of the Property.

     1.17 PERMITTED USE. "Permitted Use" shall mean the initial use of the Premises only as a Ryan's Grill, Buffet and Bakery, serving breakfast, lunch and dinner, and subject to the terms of of Section 4.1 below, as a Tourist Information Attraction Ticket and any other use permitted under the Timeshare Lease, a copy of which is attached hereby as Exhibit "E" and {and} for no other purposes whatsoever. If the Tenant, after having commenced operations as a Ryan's Grill, Buffet and Bakery shall thereafter determine that it shall be in its best interest to change the name or concept of the Restaurant, the Premises may then be used as a sit-down family restaurant or as a dinner house provided that the new Permitted Use shall not be the same as any business activity then conducted on the Property by the Landlord or any other tenant of the Property. The type of restaurant which the Tenant may operate in the Premises shall not be a fast food restaurant. Notwithstanding the foregoing to the contrary, Tenant shall have the right to discontinue breakfast service in Tenant's sole discretion.

     1.18 PREMISES. "Premises" means a building pad on the Property to be leased to Tenant, together with a free-standing building to be constructed thereon. The Premises are depicted and outlined on the site plan attached as Exhibit "B". The Premises are estimated to contain approximately Ten Thousand Eight Hundred Twenty-Five (10,825) square feet of "Net Rentable Area" (as defined below).

     1.19 PROPERTY. "Property" means the real property located at 5370 International Drive, Orlando, FL 32819, and more particularly described on the attached Exhibit "A", together with all site work improvements to be constructed by Landlord as Landlord's Improvements.

     1.20 RENEWAL TERMS. "Renewal Terms" means two (2) successive option terms of ten (10) years each, available to Tenant in accordance with the provisions of
Section 33 hereof.

     1.21 REQUIRED BUSINESS HOURS. "Required Business Hours" means the hours between 8:00 A.M. and 10:00 P.M., Monday - Sunday.

     1.22 SECURITY DEPOSIT. [INTENTIONALLY OMITTED]

     1.23 TENANT IMPROVEMENTS. "Tenant Improvements" means those improvements to the Premises and to the Property, sometimes referred as Building Standard Improvements, which the Tenant agrees to construct on behalf of the Landlord in accordance with the Development Agreement and Work Schedule attached hereto as Exhibits "C" and "D", respectively, which "Tenant Improvements" shall be of a consistent nature and character as Tenant has constructed on sites

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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similar to the Property and of a character  consistent with Tenant's  previously constructed "Ryan's Grill, Buffet & Bakery" restaurant facilities constructed in the State of Florida.

     SECTION 2 - LEASE GRANT.
     ------------------------

          Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right for Tenant and Tenant's employees, customers and invitees to use the sidewalks, common driveways for ingress and egress and parking areas of the Property.

     SECTION 3 - LEASE TERM.
     -----------------------

     3.1 LENGTH OF TERM. This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision of this Lease. If Landlord shall give possession of the Premises to the Tenant prior to the Commencement Date, such possession by Tenant shall be subject to all covenants, agreements, terms, and conditions of this Lease, other than the obligation to pay Base Rent.

     3.2 ACCEPTANCE OF POSSESSION. Tenant agrees to accept possession of the Premises at the Commencement Date.

     3.3 DELIVERY OF PREMISES. Tenant shall use diligent effort to obtain all necessary governmental permits for the construction of the Tenant Improvements within one hundred twenty (120) days of the date of this Lease (the"Permit Period"). In the event all necessary permits for the Tenant Improvements have not been obtained on or before the expiration of the Permit Period, then Tenant, upon written request, shall be granted, up to three (3), thirty (30) day extensions of the Permit Period. Tenant shall promptly notify Landlord when all permits have been obtained by Tenant. Thereafter, Landlord shall construct and deliver the Landlord Improvements at Landlord's expense. Tenant shall accept the Landlord Improvements in writing when Landlord has constructed the building pad as specified in Exhibit "J" and the other Landlord Improvements are substantially completed in the reasonable opinion of Landlord. If there are any unfinished items to be completed (except for the building pad) that do not interfere with the construction of the Tenant Improvements, then Tenant shall accept the Premises. Landlord agrees that any unfinished or punch list items shall be completed prior to the Commencement Date. Tenant shall thereafter construct the Tenant Improvements pursuant to the terms of the Development
Agreement and Work Schedule attached hereto as Exhibits "C" and "D", respectively. Landlord shall pay the sum of Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00) representing Landlord's portion of the costs of the Tenant's Improvements. Thus, Tenant shall be responsible for the completion of the Tenant Improvements, and unless it shall be caused solely by the Landlord's default under the Development Agreement, Landlord shall have no liability for the failure or inability of the Premises to be ready for

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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use by Tenant at any  particular  time.  If  Landlord  shall  default  under the
Development Agreement, Tenant shall have the right to pursue any and all remedies provided therein, but shall not have the right to cancel or terminate this Lease, nor to pursue any claims for damages for or on account of any delay in delivery of the Premise under this Lease, except that the one hundred fifty
(150) day period set forth in Section 1.6 for determining the Commencement Date shall be extended one day for each day of delay in completion of the Landlord Improvements attributable solely to Landlord's default under the Development Agreement.

     SECTION 4 - USE.
     ----------------

     4.1 USE OF PREMISES. The Premises shall be used for the Permitted Use set forth in Subsection 1.17 hereof, and for no other purpose whatsoever. Without limiting the foregoing restriction, Tenant, unless specifically and explicitly authorized pursuant to the terms of Subsection 1.17, shall not sell or solicit the sale of, lease or solicit the lease of, nor permit any other person to sell or solicit the sale of, or lease or solicit the lease of, in, about, or from the Premises, any attraction tickets, time share resort units, recreational vehicle or campground lots, condominium or resort units or facilities, or similar products in, about, or from the Premises provided, however, that the Landlord, and those persons authorized by the Landlord, may engage in such activities in the Premises pursuant to the terms of a certain Timeshare Sublease of even date herewith entered into between the Landlord as Sub-Tenant and the Tenant as Sub-Landlord, a true and correct copy of which is attached hereto as Exhibit "E" (the "Timeshare Lease"). Nor shall Tenant sell any T-Shirts, sweatshirts, nightshirts, jerseys, or beach cover-ups, any souvenirs or gift items relating or otherwise pertaining to Florida, Orlando, Florida, the Central Florida area, Walt Disney World, Epcot, Universal Studios, or any other tourist attraction located in the Central Florida area, or any characters, logos, or graphic images depicting such location, or attraction, or any persons, characters, buildings, or structures commonly associated with such geographic area, or attraction. Without the express prior written consent of the Landlord, the Tenant shall not display any merchandise or showcases outside of the Premises, nor maintain any other obstruction outside of the Premises. The Tenant shall not use or permit the use of the Exterior Common Areas for gatherings, solicitations, or demonstrations, regardless of whether such solicitation or demonstration shall be for profit or nonprofit purposes.

     4.2 LAWFUL USE. The Premises shall not be used for any illegal purposes or in violation of any regulation of any governmental body, or in any manner to create any nuisance or trespass, or to make void or voidable any insurance or increase the rate of insurance on the Premises or the Property. Tenant shall comply with all applicable laws, ordinances, rules and regulations of any governmental entity, agency or authority having jurisdiction of the Premises or Tenant's use of the Premises, regardless of when they become effective, including, without limitation, the Americans with Disabilities Act, all provisions pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions, and other environmental matters, and all recorded covenants, conditions, and restrictions applicable to the Property. For purposes hereof, Hazardous Materials shall include, but not be limited to, substances defined as "Hazardous Substances",

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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"Hazardous Materials", or "Toxic Substances": in the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended, 42 USC Section 9601, et seq.; The Hazardous Materials Transportation Act, 49 USC Section 1801, et seq.; The Resource Conservation and Recovery Act, 42 USC Section 6901, et seq.; any substance regulated under any similar Florida statutory or regulatory provision, and in the regulations adopted and publications promulgated pursuant to said laws. If Tenant receives notice of any claim of violation of any law, ordinance, rule, or regulation applicable to the Premises or Tenant's use thereof, Tenant shall immediately notify Landlord thereof. Tenant shall not do or permit anything to be done in or about the Premises, which will obstruct or interfere with the rights of other persons in the Property. The Tenant shall keep the Premises and the adjoining sidewalk neat and clean at all times, and shall store all trash, garbage, rubbish and other debris generated by the operation of the Premises within the container to be provided by the Tenant for such purpose. The Tenant shall not burn any trash of any kind in or about the Premises, nor shall the Tenant permit rubbish, refuse, or garbage to accumulate, nor permit any fire or health hazard to exist on or about the Premises. Tenant shall comply with the Building Rules adopted and amended by the Landlord from time to time and will cause all of its agents, employees, invitees and guests to do so. All changes to such rules will be furnished by Landlord to Tenant in writing. A copy of the current Building Rules is attached hereto as Exhibit "H".

     4.3 BUSINESS OPERATION. The Tenant shall, during the term of this Lease, continuously and diligently use the Premises for the Permitted Use, carrying on therein the Tenant's business. The Tenant shall maintain on the Premises a sufficient supply of goods and equipment and shall employ such personnel as may be necessary to assure the successful operation of the Tenant's business. The Tenant shall keep the Premises open and available for business activity therein during such periods and hours as are customary in the county where the Premises are located for businesses of a like character. Without limiting the foregoing, except when prevented by strikes, fire, casualty, or other causes beyond the Tenant's reasonable control, the Tenant shall be required in any event to be open during Required Business Hours, as specified in Subsection 1.21.

     4.4 TENANT'S EXCLUSIVE. Landlord agrees that while Tenant shall not be in default under the terms hereof beyond any notice and cure period, and while Tenant shall be operating as a Ryan's Grill, Buffet and Bakery, the Landlord shall neither lease for operation by another, nor operate itself on the Property, those uses set forth on Exhibit "G" ("Prohibited Uses"). This provision, however, shall not preclude Landlord from leasing any space within the Property to other restaurants, provided the same are not listed on Exhibit "G". Nor shall this provision preclude the Landlord from permitting other tenants within the Property to sell or to include in their menus products sold by the Tenant. Nothing herein shall prohibit Landlord from leasing space to any such operation, and that operation's selling such products or services shall not be deemed a violation of this provision. Furthermore, in the event Landlord shall cause to be constructed a free-standing restaurant building on that portion of the Property identified on the Site Plan, Exhibit "B", as Phase II, Landlord agrees that said building shall not exceed a leasable area of six thousand five hundred (6,500) square feet unless Landlord provides additional parking in the Property. If the Premises shall cease to be used as

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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Ryan's  Grill,  Buffet,  and  Bakery  at  any  time,  then  the  provisions  and restrictions imposed by this Subsection 4.4 will automatically terminate, without notice, as if it were never made a part of this Lease.

     SECTION 5 - RENT
     ----------------

     5.1 OBLIGATION TO PAY. Tenant shall pay to Landlord without any set-off or deduction whatsoever, the Base Rent and all other money as shall become due to the Landlord from time to time hereunder, as additional rent, all of which are sometimes herein collectively called "rent".

     5.2 TIME OF PAYMENT. Except for any sums of advance rent which shall be due and payable at the time or times specified in Subsection 1.3 hereof, the Base Rent for each month, together with any adjustments thereto as are set forth elsewhere herein, shall be due and payable on the first day of each calendar month during the Lease Term and during any extensions or renewals thereof. Tenant agrees to pay all such sums in advance, and without demand.

     5.3 PLACE OF PAYMENT. Tenant shall pay the Base Rent and all other rent to Landlord at Landlord's address provided on the first page hereof (or such other address as may be designated by Landlord in writing from time to time).

     5.4 PRORATION FOR PARTIAL MONTH. If the term of this Lease commences on a day other than the first day of a calendar month, then on the Commencement Date Tenant shall pay Landlord an additional installment of rent for such month, which additional installment shall be an amount equal to (i) the sum of one month's Base Rent and one month's Estimated Monthly Operating Expenses, multiplied by (ii) a fraction, the numerator of which shall be the number of days between the Commencement Date and the last day of the said calendar month, both inclusive, and the denominator of which shall be the total number of days in said calendar month.

     5.5 SALES OR RENTAL TAX. Tenant shall pay all sales or rental taxes levied or assessed against all rent payments due under this Lease simultaneously with each rent payment required, whether Base Rent or additional rent.

     5.6 INFLATION RENT. The Base Rent shall adjust each five (5) lease years by multiplying the Base Rent times (x) one hundred ten percent (110.0%). At the end of each five (5) year period, the then Base Rent (including any adjustments to the Base Rent from prior five (5) year lease terms) shall increase by ten percent (10.0%) over the Base Rent (as modified) for the prior five (5) year period. By way of example, the Base Rent for Lease Years Six (6) through Ten
(10) shall be Two Hundred Fifty Thousand Fifty-Seven and 50/100 Dollars ($250,057.50) for each Lease Year and the Base Rent for Lease Years Eleven (11) through Fifteen (15) shall be Two Hundred Seventy-Five Thousand Sixty-Three and 25/100 Dollars ($275,063.25) for each Lease Year. The base Rent, as

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
adjusted for each five (5) year cycle, shall be automatically adjusted during the term of the Lease and any option terms and shall be payable in monthly installments as provided in this Lease.

     5.7 PERCENTAGE RENT. In addition to the payment of Base Rent and all other sums required under the terms of this Lease, Tenant covenants and agrees to pay Landlord as additional rent for each Lease Year for the term hereof, on the Gross Receipts made in such Lease Year from Tenant's business or businesses conducted in, on, at, from or arising out of the use of the Premises, the excess of (i) the product of the Applicable Percentage, as defined in Subsection 1.2 hereof, multiplied by the excess of Gross Receipts for such Lease Year over the "Gross Receipts Floor" less the difference between the Inflation Rent less the Base Rent. The said excess shall be hereinafter referred to as "Percentage Rent". For example, assume that Gross Receipts in the Sixth (6th) Lease Year are Four Million and no/Dollars ($4,000,000.00) and the Base Annual Rent is Two Hundred Twenty-Seven Thousand Three Hundred Twenty-Five and no/100 ($227,325.00), the Percentage Rent would be calculated as follows:

          Estimated Gross Receipts 6th Lease Year                $4,000,000.00
          Less Gross Receipts Floor                               3,500,000.00
                                                                 -------------
          Balance                                                $  500,000.00
          Times (x) Applicable Percentage                                 0.05
                                                                 -------------
          Percentage Rent Adjustment                             $   25,000.00
          Less Percentage Rent 6th Lease Year
          Less Base Rent
          ($250,057.50 - $227,325.00 = $22,732.50)                   22,732.50
                                                                 -------------

          Percentage Rent 6th Lease Year                         $    2,267.50

          Such Percentage Rent, if any, shall be due and payable to Landlord, together with applicable sales, use, or rental tax thereon as required by law, within thirty (30) days following each Lease Year.

     5.8 GROSS RECEIPTS. "Gross Receipts" means the total gross receipts from all businesses conducted by Tenant or any other person in, on, at, or from the Premises. Without limiting the foregoing, gross receipts shall specifically include the total gross receipts for all goods, wares, foodstuffs, and merchandise of all kinds sold or rented, the actual charges for all admissions or donations, and the actual charges for all services performed by Tenant or by any assignee, sub-tenant, licensee or concessionaire in, on, at, from, or arising out of the use of the Premises, whether at wholesale or retail, whether for cash or credit, or otherwise, and including the value of all consideration other than money received for any of the foregoing, without reserve or deduction for inability or failure to collect, including but not limited to sales, rentals, admissions, and services: (i) where the orders therefor originate in, on, at, from, or arising out of the use of the Premises, whether delivery or performance is made from the Premises or from some other place, and regardless of the

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
place of bookkeeping for, payment of, or collection of any account; or (ii) made or performed by mail, telephone, telegraph, or facsimile transmission orders received or filled in, on, at, or from the Premises; or (iii) made or performed by means or mechanical or other vending devices in the Premises; or (iv) which Tenant or any assignee, sub-tenant, licensee, or concessionaire, in the normal and customary course of its business, would credit or attribute to its operations in, on, at, from, or arising out of the use of the Premises or any part thereof. Any deposit accepted or retained by Tenant shall be included in Gross Receipts. Each installment or credit sale or rental shall be treated as a sale or rental for the full price in the month during which such sale or rental is made, irrespective of whether or when Tenant receives payment therefor. The sale of a gift certificate from the Premises and gift certificates sold from off the Premises shall be included in Gross Receipts in the month in which the certificate is redeemed or traded for food, merchandise, admission, or services at or from the Premises. No franchise, capital stock tax, tax based upon assets or net worth, or gross receipts tax, and no income or similar tax based on income or profit shall be deducted from Gross Receipts.

          The following shall be excluded from Gross Receipts: (i) any exchange of inventory or merchandise between facilities of Tenant if such exchanges shall be made solely for the convenient operation of Tenant's business, and not for the purpose of consummating a sale made in, on, at, from, or arising out of the use of the Premises; (ii) returns to shippers, suppliers, or manufacturers;
(iii) sales or rentals for which a cash or credit refund has been given to the customer in the amount of such refund, for transactions otherwise included in Gross Receipts (but not store credits or chain coupons); (iv) sales of fixtures, machinery and equipment which are not stock in trade, inventory, or property held for sale, trade, or rental in the ordinary course of business, after use thereof in the conduct of Tenant's business on the Premises; (v) amounts collected from customers and paid by Tenant to any government for any sales, use or excise tax; (vi) insurance proceeds paid to Tenant pursuant to insurance which Tenant maintains to compensate Tenant for damage or loss to its inventory, stock in trade, fixtures, machinery and equipment stored in the Premises; (vii) commissions or deposits from toy machines within the Premises; and (viii) sales made by the Subtenant under the Timeshare Agreement. In recognition of the fact that this Lease provides for a Percentage Rent based on Gross Receipts made by Tenant in, on, at, from, or arising out of the use of the Premises, Tenant agrees (to the extent that it is lawful so to agree) that neither Tenant nor any Affiliate of Tenant, directly or indirectly, shall own, be employed by, operate, manage, or have any interest in, any other Ryan's restaurant or any restaurant concept similar a restaurant concept permitted under Subsection 1.17 hereof, within two (2.0) miles radius of the Premises. If this covenant shall be violated, Landlord (in addition to Landlord's other remedies) shall include an amount equal to one hundred percent (100%) of the Gross Receipts of such same or similar business in the Gross Receipts transacted in the Premises for the purpose of computing Percentage Rent due hereunder, as though said Gross Receipts had actually been derived from the Premises, and Tenant shall comply with the provisions of this Section in respect of such same or similar business.

     5.9 GROSS RECEIPTS STATEMENT. Tenant shall submit to Landlord on or before the forty-fifth (45th) day following the end of each Lease Year a statement showing the amount of Gross

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

Receipts for the Lease Year. If Tenant shall have audited or reviewed financial statements prepared by a certified public accountant for any portion of its business, then such statement shall be furnished to Landlord. The statement shall show in reasonable detail the amount of Gross Receipts made during such Lease Year, and the amount of Percentage Rent due to Landlord pursuant to
Section 5.7 hereof for such Lease Year. Whether or not the Tenant shall have audited or reviewed financial statements prepared for Tenant by an independent certified public accountant, the statement shall be signed by the chief financial officer of Tenant, under oath and such chief financial officer shall affirm that the statement accurately represents the Tenant's Gross Receipts as defined in this Lease for such Lease Year.

     5.10 AUDITS. Tenant agrees to record and report all Gross Receipts in accordance with generally accepted accounting principals, consistently applied, and to maintain sufficient records, which accurately reflect all transactions. Such records shall include but shall not be limited to: sales and use tax returns and allowance details, sales journals or daily sales reports, and a complete general ledger. Documentation of specific exclusions must be maintained. Said records shall be preserved by Tenant for two (2) years following the Lease Year to which such records relate. Tenant shall make available to Landlord Tenant's business records of its Gross Receipts upon reasonable notice. Landlord may, at its own expense, examine and audit Tenant's records for the purpose of ascertaining the amount of such Gross Receipts during any Lease Year. Landlord may conduct such audit at any time after Tenant shall have furnished its statement of Gross Receipts for the Lease Year. If such audit shall reveal that Percentage Rent shall have been underpaid, Tenant shall immediately pay the Landlord such additional Percentage Rent as shall be revealed to be due by the audit. If such audit shall reveal that Percentage Rent shall have been overpaid, Tenant shall be entitled to a credit against the next installment of Base Rent due to Landlord (or a refund if the Lease shall have expired without renewal), equal to the excess of the overpaid Percentage Rent over the costs to Landlord of the audit. If the audit shall reveal that Percentage Rent shall have been underpaid by an amount equal to or greater than three percent (3%) of the Percentage Rent paid by Tenant, then Tenant shall, in addition, upon demand, pay Landlord's costs of such audit. If any audit shall reveal an understatement equal to fifteen percent (15%) or more of the Gross Receipts initially reported by Tenant, Landlord, in addition to all other remedies hereunder, shall have the right to terminate this Lease upon thirty
(30) days notice to Tenant.

     5.11 CONFIDENTIALITY. Landlord agrees that all financial information provided by Tenant shall remain confidential, and shall not be divulged or published by Landlord, except to current or future mortgagees of all or part of the Property, prospective purchasers of all or part of the Property, and Landlord's accountants, attorney's and other agents or representatives acting on behalf of Landlord with regard to the Property. Moreover, this provision shall not be construed to prohibit Landlord from placing of record any information relating to Tenant's finances in any litigation between the parties with regard to the determination, collection, or both, of amounts of Percentage Rent due to Landlord hereunder.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

         SECTION 6 - SERVICES TO BE FURNISHED BY LANDLORD.
         -------------------------------------------------

     6.1 SERVICES. Subject to reimbursement as provided in Section 19 hereof, Landlord agrees to furnish Tenant the foll owing services ("Services") at the proper season. Routine maintenance, repairs, cleaning, and electric lighting service for all Common Areas and Exterior Common Areas of the Property in the manner and to the extent consistent with similar tourist retail properties in the surrounding area along the north end of International Drive.

     6.2 BEST EFFORTS. Landlord shall in no way be liable for cessation of any of the Services of Subsection 6.1 caused by strike, accident or breakdown, nor shall Landlord be liable for damages from any of the fixtures or equipment in the Property being out of repair, or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, or water apparatus. Landlord shall not be liable for any damages arising out of failure to furnish the Services enumerated in Subsection
6.1. Cessation of any of the Services of Subsection 6.1 shall not be considered to be an eviction or disturbance of Tenant's use of the Premises, nor shall this Lease or any of the provisions be deemed invalidated by such cessation. Landlord agrees, however, to use its best efforts to restore the Services provided herein as quickly as possible. Should any of the equipment or machinery used in the provision of Services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in Service occasioned thereby or resulting there from.

     6.3 AVAILABILITY OF UTILITIES. Landlord's obligation to furnish light to Common Areas and Exterior Common Areas shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce lighting within the Property as required by any mandatory fuel or energy conservation or allocation statute, regulation, order or program.

     6.4 EXCLUSIVE OBLIGATIONS. Except as otherwise expressly provided herein, Landlord shall not be required to maintain, to make any repairs or replacements to, or to provide any services or supplies to, the Premises.

         SECTION 7 - GRAPHICS.
         ---------------------

     7.1 STANDARD GRAPHICS. Landlord shall provide Tenant with a proposed monopole sign plan for the Property within forty-five (45) days from the execution hereof. Tenant shall have ten (10) days to review and satisfy itself with said sign. Thereafter, Tenant agrees to share such a freestanding monopole sign with other tenants in the Property and Tenant shall have the option to place its sign on the highest point of such shared sign, but under the sign that identifies the Property, as shall be depicted on the Sign Schedule attached hereto as Exhibit "F". Tenant shall pay its prorata share of the cost of said sign. If the same shall be permitted by law without reducing the signage otherwise available to the Property and without interfering with the permitting and construction of such monopole signs for the Property, Landlord shall permit and shall use commercially reasonable

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
efforts to assist Tenant to apply for its own monopole signage to be used for advertising Tenant's business. Landlord shall not be responsible for any cost or expense relating to the Tenant's separate monopole sign. Tenant must obtain said sign permit, if any, by Commencement Date. If Tenant fails to obtain a sign permit by Commencement Date as provided herein, then Tenant shall be deemed to have waived its right to construct a separate monopole sign. Provided that the foregoing shall be permitted as described herein, Tenant shall place such sign at Tenant's sole cost at a location mutually acceptable to Landlord and Tenant and Tenant's sign shall be of such material, type and size as shall be approved by Landlord.

     7.2 STORE FRONT SIGN. In addition to the free-standing monopole sign, Tenant may construct, at Tenant's sole cost and expense, a sign or signs and canopy on the exterior portion of the Premises advertising Tenant's business in the Premises, if and as such shall be approved by appropriate governmental authorities. Said sign or signs shall be of such size, shape, and design, and shall be in such location on the Property, as shall be approved by the Landlord. Under no circumstance shall any sign advertise anything other than Tenant's business conducted on the Premises, or which Landlord shall reasonably determine to be obscene, vulgar, or offensive.

     7.3 APPROVAL OF LANDLORD. Except as specifically authorized elsewhere herein, the Tenant shall not place or suffer to be placed or maintained on the exterior portion of any door, roof, wall, or window of the Premises, or any other portion of the Property, any sign, or advertising matter or other thing of any kind, without first obtaining the Landlord's prior written approval and consent, which Landlord shall not unreasonably withhold, provided that the foregoing shall not limit the Tenant's right to place signs on the interior surfaces of the Premises' windows and doors and to place advertising materials and signs in the interior of the Premises. Under no circumstance shall any sign be erected by or for Tenant, which shall advertise anything other than Tenant's business conducted on the Premises, or which Landlord shall determine to be obscene, vulgar, or offensive. The Tenant further agrees to maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition and repair at all times and to remove same at the end of the term if so requested by the Landlord.

         SECTION 8 - REPAIRS AND ALTERATIONS BY TENANT.
         ----------------------------------------------

     8.1 REPAIRS AND MAINTENANCE. Tenant accepts the Premises in their present condition, subject to completion of the Landlord and Tenant Improvements. Tenant will, at Tenant's sole expense, maintain and take good care of the Premises and the fixtures, equipment and appurtenances which serve them, will suffer no active or permissive waste or injury thereof. Tenant agrees, at Tenant's expense to promptly repair (making replacements where necessary) any injury or damage to the Premises. Tenant also agrees, at Tenant's expense to promptly repair (making replacements where necessary) any injury or damage to other portions of the Property caused by the misuse or neglect thereof by Tenant, Tenant's employees, agents, invitees, or licensees. All such repairs and replacements shall be of a quality equal to original installations. If Tenant fails to make such repairs

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
or replacements within thirty (30) days of Landlord's demand, Landlord may, at its option, make repairs or replacements, and Tenant shall repay the cost thereof to Landlord on demand as additional rent. Subsequent to the Commencement Date, the Landlord shall have no obligation to maintain, make any repairs, replacements, improvements, or alterations whatsoever to the Premises other than maintaining in good order and repair during the Lease Term the Common Areas and Exterior Common Areas, including, but not limited to, the roof, exterior walls (but not glass, plate glass or doors), and foundations of the building or buildings containing the Premises and all other premises rented or held for rent by Landlord on the Property, and paved parking areas, provided that damage thereto shall not have been caused by the negligence or fault of the Tenant, its employees, servants or invitees, or by burglary or attempted burglary of the Premises, in which event the Tenant shall be responsible for all repairs and maintenance. Landlord's expenses of repairs, maintenance, and replacements of Common Areas and Exterior Common Areas shall be included in Operating Expenses described in Subsection 19.4 hereof, for which Tenant shall be obligated to pay its pro rata share as provided in Section 19. The Tenant shall service, keep and maintain, making replacements where necessary, the interior of the Premises and all fixtures and systems serving the Premises, including, without limitation, all wiring, piping, fixtures, doors, equipment, heating, air conditioning, plumbing, and electrical systems and appurtenances, in good order and repair during the term of this Lease and any renewal terms and shall replace all glass windows or doors damaged or broken during the Lease Term. All replacements shall be Building Standard. Tenant shall be required to maintain a heating and air conditioning maintenance contract for the Premises with professionals reasonably acceptable to Landlord. Notwithstanding anything contained herein to the contrary, however, Landlord and Tenant agree that (1) Tenant shall be solely responsible at Tenant's cost for maintaining and repairing Exterior Common Areas specific to and immediately surrounding the Premises (including, without limitation, all walls, floors, roofing and other portions of the building improvements located on the Premises, and (2) Tenant shall not be charged for Operating Expenses which relate to Landlord's maintenance and repair of Exterior Common Areas specific to and immediately surrounding the premises of other tenants of the Property, but such exclusion shall in no way be extended to an exclusion for charges relating to Exterior Common Areas of the Property which are utilized by all tenants of the Property (including, without limitation the monopole signs (for the benefit of the entire Property), streets, alleys, areas, area-ways, passages or sidewalks located on the Property).

     8.2 ALTERATIONS AND ADDITIONS. Except for ordinary repairs and maintenance performed by Tenant pursuant to Section 8.1 above, Tenant will not, without Landlord's written consent make any exterior or structural interior alterations, additions or improvements in or about the Premises. Landlord shall not unreasonably withhold its consent, and if Landlord's consent shall be granted, Tenant shall, at its sole cost and expense, obtain all appropriate governmental permits, licenses, and approvals prior to beginning any such work in the Premises, shall have all required inspections made thereafter, and all improvements shall be made in accordance with the plans and specifications submitted to and approved by Landlord, and each and every provision of applicable laws, regulations, codes, and legal requirements. All alterations, additions or improvements (including,

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
but not limited to, carpets, drapes and drapery hardware) made or installed in the Premises by or for Tenant, or by the Landlord for Tenant's benefit, shall become the property of Landlord upon the expiration or earlier termination of this Lease. Nevertheless, provided that Landlord notifies Tenant at the time of Landlord's approval of any improvements, alterations or additions that Landlord may require such improvements, alterations or additions be removed by Tenant, Landlord reserves the right to require Tenant, at Tenant's expense: (i) to remove any additions made to the Premises by or for Tenant, or by Landlord for Tenant's benefit; and (ii) to repair all injury done by or in connection with installation or removal of said additions. Tenant shall not remove the walk-in cooler and freezers HVAC system, hood and ventilation systems from the Premises. Tenant further agrees to do so prior to the expiration or earlier termination of this Lease, or within ten (10) days after notice from Landlord, whichever shall be later.

     8.3  REMOVAL OF  PERSONAL  PROPERTY.  Immediately  upon the  expiration  or earlier termination of this Lease, if Tenant shall have performed all obligations imposed and shall have paid all sums of rent which have or may come due hereunder, such that the property of Tenant shall be no longer be subject to Landlord's lien for rent, Tenant shall remove all Tenant's personal property, with the exception of the walk-in freezer, hood and ventilation system for stove or grill and all fire extinguishing systems from the Premises and Tenant shall repair all injury done by or in connection with the installation or removal of said property, and shall surrender the Premises (together with all keys and other access devices to the Premises and Property) in as good a condition as they were at the beginning of the Term, reasonable wear and tear excepted. All property of Tenant remaining on the Premises thereafter shall be deemed conclusively abandoned and may, at the election of Landlord, either be retained as Landlord's property or be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, which shall be in addition to Landlord's right to require Tenant to remove any improvements or additions made to the Premises by Tenant pursuant to Subsection 8.2.

     8.4 CONTRACTORS AND BONDS. In doing work of any nature in, to, or about the Premises, Tenant will use only duly licensed contractors or workmen approved by Landlord. Notwithstanding the foregoing, however, the foregoing approval right of Landlord shall not apply to any subcontractors of the general contractor. Tenant shall have the right to use Tenant's affiliate, Steak House Construction Company, as the general contractor for the initial construction of the Premises, provided such general contractor shall be licensed by all appropriate governmental agencies and bonded as set forth elsewhere in this Agreement. As a condition to approval of any Tenant alterations or additions, Landlord may, but shall have no obligation to, require Tenant to provide a bond against any potential claims of lien for materials or labor to be furnished to the Premises on Tenant's behalf, proof of availability of cash for payment of all said improvements, or both, and may impose such additional conditions, restrictions, or requirements as Landlord shall deem to be necessary or appropriate to assure the Tenant's compliance with this Lease or to reduce or avoid interference of the work with the businesses of the Landlord and other tenants on the Property.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

         SECTION 9 - PARKING AND EXTERIOR COMMON AREAS.
         ----------------------------------------------

     9.1 USE OF EXTERIOR COMMON AREAS. During the term of this Lease, Tenant shall have the nonexclusive use in common with Landlord, other occupants of the Property, their agents, employees, guests and invitees, of the common automobile parking areas, driveways, and footways, which are part of the Exterior Common Areas, subject to the Building Rules governing the use thereof as prescribed from time to time as provided in Section 4. Building Rules may designate certain areas for Tenant and employee parking, for parking of trucks and delivery vehicles, and for loading and unloading merchandise, equipment, and supplies for the Premises, and as ingress, egress, drives, walks and fire lanes. Tenant shall require its employees to park in the areas designated as employee parking as shown on the Preliminary Site Plan. Landlord reserves the right to have Tenant's employees vehicles towed if they shall be parked on the Property other than in designated employee parking areas, and Tenant shall defend, indemnify, and hold harmless Landlord from and against any claims and liabilities on account of any such towing. Landlord reserves the right to change the location of Tenant's employee parking provided that such change does not reduce the amount of parking available to the Property.

     9.2 RESERVED PARKING. No specific designated parking spaces shall be assigned to Tenant unless otherwise agreed by Landlord and Tenant in writing. Landlord agrees that during the term of this Lease Agreement, it will not grant any other party an exclusive use of any of the parking area.

     9.3 CHANGES TO COMMON AREAS. Landlord reserves the right, in its sole discretion, to modify, change, alter, increase or diminish the size, location and use of all Common Areas and Exterior Common Areas, provided that at all times there will be no less than 180 parking spaces available for use of the Property and provided that no change shall materially affect the visibility of Tenant improvement from International Drive. Landlord may lease or let portions thereof to other tenants, licenses, or concessionaires, for use in their trades or business, with or without additional improvements, whether permanent or temporary, Tenant shall have no claim or set-off for any alterations to the Common Areas and Exterior Common Areas in compliance with this Subsection.

         SECTION 10 - ENTRY BY LANDLORD.
         -------------------------------

          Landlord reserves the right, but shall have no obligation, and Tenant shall permit Landlord, its agents and representatives, to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the condition, occupancy or use; to show the Premises to prospective purchasers, mortgagees, tenants or insurers; or to clean or make repairs, alterations or additions to the Premises or the Property, and Landlord shall have the right to take and store any necessary equipment and materials therein during such repairs, alterations, and additions. Tenant shall not be entitled to any abatement or reduction of rent by reason of this right of entry. Tenant hereby waives any claim for damages for any injury or inconvenience to, or

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned thereby. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open the doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Except in the case of emergency, Landlord and its agents shall be accompanied by Tenant or its agents, and Tenant shall make itself or its agents available for such purpose on demand during Required Business Hours.

         SECTION 11 - ASSIGNMENT AND SUBLETTING.
         ---------------------------------------

     11.1 LANDLORD'S CONSENT. Tenant shall not assign, sublease, transfer, pledge or encumber this Lease, the Premises, or any interest therein (including the granting of any concessions, licenses or other rights to persons or entities other than Tenant's employees to occupy the Premises for business or other income-producing activities), without Landlord's prior written consent, which consent shall not be unreasonably withheld provided that (1) the proposed Transferee has a net worth equal to or greater than that of Tenant as of the Commencement Date and as of the date of the proposed assignment, subletting or other transfer, (2) the Transferee proposes to operate on the Premises a full service restaurant, which is not out of character and not conflicting with, or cause any default on the part of the Landlord with respect to the terms of any other lease(s) it has entered into with respect to any other portion(s) of the Property, and (3) Landlord is reasonably satisfied with all other information provided as set forth in Subsection 11.2 below. Any such attempted assignment, sublease or other transfer or encumbrance by Tenant in violation of the terms and covenants of this Subsection shall be void. For purposes hereof, if Tenant shall be a corporation, partnership, limited partnership, or other entity other than a natural person, the transfer, sale, or other disposition of fifty percent (50%) or more of the stock, partnership interest, or other beneficial interest in such entity, shall not be deemed an assignment of this Lease. If Tenant's interest in the Premises and this Lease is transferred to an Affiliate or to another entity as part of a transaction by which such other entity shall acquire the Premises and all other restaurants operated by Tenant, then the Landlord's consent shall be granted, provided that the Tenant shall first provide to Landlord all information required under the terms of Subsection 11.2 hereof, the acquiring entity shall first assume and agree to pay all obligations of the Tenant hereunder, and the Tenant shall first reaffirm their continuing obligations for the Tenant's performance under the terms of this Lease.

     11.2 NOTICE. If Tenant shall desire Landlord's consent to any subletting, assignment, or other transfer, Tenant shall give Landlord thirty (30) days prior written notice thereof. Written notice shall not be deemed to have been given to Landlord until Tenant shall have provided Landlord each of the following:

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

          (a) The name, address, and telephone number of the proposed new tenant or transferee of the stock, partnership, or other beneficial interest in Tenant ("Transferee");

          (b)  A description of the space to be sublet or assigned;

          (c) A copy of the fully executed sublease, assignment, or other agreement deemed an assignment, sublease, transfer, pledge, or encumbrance of the Lease, the Premises, or any interest therein (which agreement shall be contingent upon Landlord's written consent); or a summary of the business terms if the transfer shall consist only of a transfer of an interest in the Tenant;

          (d) The nature and character of business of the new tenant or Transferee, and years of experience in such business;

          (e)  The proposed use of the Premises by the new tenant or Transferee;

          (f) Current financial information on the proposed new tenant or Transferee; and

          (g)  Such other information as Landlord shall reasonably request.

     11.3 NOTICE OF OBJECTION. Landlord shall notify Tenant no later than thirty
(30) days after receipt of the last item provided by Tenant pursuant to Subsection 11.2 of Landlord's consent or objection to the proposed assignment, sublease, transfer, pledge, or encumbrance. If Landlord shall not notify Tenant of its objection by the end of said thirty (30) day period, Landlord shall be deemed to have consented thereto. Landlord's consent shall not be unreasonably withheld.

     11.4 TRANSFERS WITHOUT CONSENT. If Tenant shall assign, sublease, transfer, pledge, or encumber the Lease, the Premises, or any interest therein, without Landlord's prior written consent, such assignment, sublease, transfer, pledge, or encumbrance shall be an Event of Default. If Tenant or such new tenant or Transferee shall knowingly provide, or allow to be provided, any false or misleading information to Landlord pursuant to Subsection 11.2, Tenant, such new tenant, or Transferee, or all of them, as the case may be, shall be deemed to have committed an Event of Default. Landlord may collect rent from any such new tenant or Transferee and apply the amount so collected to rent herein reserved, and the same shall not be deemed to constitute or effect a waiver, consent, ratification, or estoppel as to Landlord's right to treat such assignment, sublease, transfer, pledge, encumbrance, or provision of false or misleading information, as an Event of Default. Nor shall it constitute acceptance of the new tenant or Transferee, or a release of the performance of the covenants on Tenant's part to be performed as are herein contained.

     11.5 CONSENT REQUIRED FOR EACH TRANSFER. The giving of consent by the Landlord to any sublease, assignment, transfer, pledge, or encumbrance shall not release Tenant from the performance of its covenants and obligations hereunder. No consent given shall obviate the need for

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

Landlord's prior written consent to any other or additional assignment, sublease, transfer, pledge, or encumbrance of the Lease, the Premises, or any interest therein, by Tenant, any new tenant, or Transferee.

     11.6 FIRST REFUSAL. If Tenant shall notify Landlord of its intention to assign this Lease or sublet all or any portion of the Premises, or if Tenant shall become involved in bankruptcy proceedings under the Bankruptcy Code of the United States, as the same may be amended from time to time, and the bankruptcy trustee or debtor in possession shall intend to assign this Lease or sublet the Premises, Landlord shall have the right of first refusal to reacquire the Lease on the same terms and conditions as may be contained in any bona fide offer made by any third party, which offer the Tenant or trustee or debtor intends to accept.

         SECTION 12 - MECHANIC'S LIEN.
         -----------------------------

     12.1 NO RIGHT TO CREATE LIENS. Tenant will not, and has no right, power, or authority to, permit any mechanic's lien or liens to be placed upon the Premises or the Property. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any person for the performance of any labor or the furnishing of any materials to all or part of the Premises or the Property, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing thereof that would or might give rise to any mechanic's or other liens against the Premises or the Property. This Lease, and all other Leases with regard to the Property, prohibits the imposition of any lien upon the Property or the Premises for any work or materials provided to, for, or at the request of the Tenant or any other tenant on the Property. All "Lienors" performing work on behalf of the Tenant are hereby notified that the Landlord's interest in the Land shall not, under any circumstances, be subject to liens for improvements made by the Tenant, and Tenant shall notify each of its contractors of this provision prior to the commencement of construction, pursuant to Florida Statutes 713.10, and further, Landlord shall file, in the public records, a Memorandum of Lease, in accordance with Section 713.10, Florida Statutes.

     12.2 EFFECT OF LIEN. If any lien is claimed against the Premises or the Property for services or materials provided at the request, or for the benefit, of Tenant, then, in addition to any other right or remedy of Landlord, Landlord may, in its sole discretion, elect to (i) discharge the same, and any amount paid by Landlord for such purposes shall be paid by Tenant to Landlord within ten (10) days after Landlord's demand therefore; or (ii) notify Tenant that the filing of such lien or claim of lien is an Event of Default.

         SECTION 13 - PROPERTY INSURANCE.
         --------------------------------

     13.1 LANDLORD HAZARD INSURANCE. Landlord shall maintain and pay for fire and extended coverage insurance on the Property and the Premises, including such rental loss insurance as

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

Landlord shall deem necessary, and the costs thereof shall be reimbursed pursuant to Section 19 hereof. Payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear, and Tenant shall have no claim thereto.

     13.2 TENANT HAZARD INSURANCE. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises, naming Landlord as a mortgagee/secured party. Tenant's insurance shall be written by one or more responsible insurance companies acceptable to Landlord, and licensed to do business in the state in which the Premises are located.

     13.3 PROOF OF INSURANCE. At the time of execution hereof, and thereafter prior to the expiration date of each policy, Tenant shall provide Landlord with current certificates of insurance evidencing Tenant's insurance coverage for the next twelve (12) months in compliance with Sections 13 and 14 hereof, including the insurer's agreement pursuant to Subsection 13.4, on forms which shall neither disclaim the insurer's liability to the Landlord for reliance upon their content, nor permit the insurer to alter the terms of the insurance coverage without ten (10) days prior written notice to the Landlord. Tenant shall deliver to Landlord a true and correct copy of Tenant's original hazard and liability insurance policies upon receipt by Tenant, but in no event later than thirty
(30) days after the date of expiration or termination of the Tenant's prior policy.

     13.4 NOTICES BY TENANT'S INSURER. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord at least ten (10) days prior to cancellation, expiration, or material modification of any insurance coverage required of Tenant pursuant to Sections 13 and 14 hereof.

     13.5 WAIVER OF LIABILITY. Tenant hereby waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of any property of Tenant from causes then included under standard fire and extended coverage insurance policies or endorsement, and Tenant covenants and agrees with Landlord that it will obtain a waiver from the carrier of its insurance on the Premises releasing such carrier's subrogation rights as against Landlord.

         SECTION 14 - LIABILITY INSURANCE.
         ---------------------------------

     14.1 COMPREHENSIVE GENERAL LIABILITY. Tenant shall, at its own expense, maintain a policy or policies of comprehensive general liability insurance, with respect to its activities on or about the Property, with the premiums thereon paid for on or before due date, issued by and binding upon an insurance company licensed in the state where the Premises are located, approved by Landlord. Such insurance shall afford minimum protection not less than the Minimum Coverage specified in Subsection 1.14 hereof. Landlord and any other entity so designated by Landlord, and any holder of a lien encumbering the Property designated to Tenant by Landlord, shall be named as an additional insured under Tenant's policy of comprehensive general liability insurance. Not more frequently than once every three (3) years Landlord may require that the Minimum Coverage is

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
increased to an amount that is commercially reasonable for similar properties in the general geographic area. In addition, if any institutionalized lender requires an increase in the per occurrence insurance coverage, the Tenant agrees to provide said increase.

     14.2 NO THEFT INSURANCE. Landlord shall not be required to maintain insurance against thefts within the Premises or on or about the Property.

         SECTION 15 - ASSUMPTION OF RISK.
         --------------------------------

     15.1 WAIVER  OF  LIABILITY.  Landlord  shall  not be  liable  to  Tenant or
Tenant's customers, licensees, agents, guests or employees for any injury or damages to its, his or their persons or property by any cause whatsoever, including, but not limited to, acts or omissions of any other tenant in the Property, construction defects, water, rain, sleet, snow, fire, storms, negligence (specifically including the Landlord's own negligence), crimes and intentional torts and accidents, breakage, stoppage, or leaks of gas, water, heating, sewer pipes, boilers, wiring or plumbing, any equipment or apparatus, or any other defect in, on or about the Premises or the Property, unless such injury or damages are caused solely by the willful misconduct or gross negligence of Landlord.

     15.2 INDEMNIFICATION. Tenant expressly assumes all liability for or on account of any such injury, loss or damage referred to in Section 15.1 above (specifically including Landlord's own negligence), and will at all times, indemnify, defend, and save Landlord harmless from and against all liability, damage, or expense caused by or arising out of any such injury, loss or damage to persons or property upon the Premises or the Property, including, but not limited to, costs and attorneys fees. Tenant's insurance, pursuant to Subsection
14.1 shall insure against such liability of Tenant, but Tenant's obligations hereunder shall not be limited to the amount of such insurance. If Tenant shall cause or permit any Hazardous Materials to be brought upon, kept, or used in or about the Property, or if the presence of Hazardous Materials in the Property caused or permitted by Tenant results in contamination of the Property, or if contamination of the Premises by Hazardous Materials otherwise occurs as the result of any action or inaction of Tenant, its agents, employees, customers, or contractors, then Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises and the Property, damages for the loss or restriction on use of any portion of the Premises or the Property, damages arising from any adverse impact on marketing of rentals in the Premises and the Property, sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal, or restoration work required by any Federal, state, or local governmental agency or political subdivision) which arise during or after the Lease Term as a result of such contamination. Without limiting the foregoing, if the presence of any Hazardous Materials on the Property caused or permitted by Tenant results in any contamination of the Property, Tenant shall promptly take all actions at its sole cost as are necessary to return the Property to the condition existing prior to the introduction of such Hazardous Material; provided that

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any adverse material long term effect on the Property. All provisions for indemnification and cure contained in this Subsection 15.2 shall survive the expiration or earlier termination of this Lease.

         SECTION 16 - CASUALTY DAMAGE.
         -----------------------------

     16.1 NOTICE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord.

     16.2 LANDLORD'S TERMINATION RIGHT. If the Premises shall be so damaged that, in Landlord's sole opinion, it shall not be economical to repair or reconstruct the damaged Premises, or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty to the Property or the Premises be applied to the payment of the mortgage debt, or in the event of any material uninsured loss to Property or the Premises, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. In the event this Lease is terminated by Landlord as provided in this Subsection, rent and all other sums due hereunder accruing subsequent to the date of the casualty shall abate.

     16.3 LANDLORD'S OBLIGATION TO REBUILD. If Landlord does not elect to terminate this Lease pursuant to Subsection 16.2, Landlord and Tenant shall commence and proceed with reasonable diligence to restore the Premises to substantially the same condition in which it was immediately prior to the happening of the casualty. Landlord's obligation to restore the Premises shall not exceed the proceeds of insurance actually received by Landlord as a result of such casualty and directly relating to the Premises.

     16.4 NO BUSINESS LOSS DAMAGES. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. There shall be no abatement or diminution of rent on account of any such damage or repair unless Landlord shall have terminated the Lease pursuant to Section 16.2 above.

         SECTION 17 - CONDEMNATION.
         --------------------------

     17.1 TAKING OF PROPERTY OR PREMISES. If the whole or substantially the whole of the Property or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation (a "Taking"), then this Lease shall terminate as of the earlier of the date on which physical possession of the Property or the Premises, or such part thereof as shall be taken, is taken by the condemning authority, or the date title is vested in the condemning authority.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

     17.2 PARTIAL TAKING. If part of the Property, but less than the whole or substantially the whole of the Property or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease if Landlord determines, in Landlord's reasonable opinion, that the operation of the remaining Property would be unlawful or uneconomical, by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the earlier of the date when physical possession of such portion of the Property is taken by the condemning authority, or the date title is vested in the condemning authority. If any partial Taking of the Property shall be to such an extent as to render the Permitted Use of the Premises unlawful or uneconomical, then Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after such Taking.

     17.3 RENT ADJUSTMENT. If this Lease is not so terminated upon any such Taking, the Base Rent payable hereunder shall be diminished in proportion to the portion of the Premises taken or conveyed, and Landlord shall, to the extent Landlord deems it to be feasible, restore the Property and the Premises to substantially its former condition, but in no event shall Landlord be required to spend for such work any amount in excess of the amount received by Landlord specifically as compensation for such costs of restoration in the proceedings related to the Taking.

     17.4 PROCEEDS. All amounts awarded upon a taking of any part or all of the Property or the Premises, shall belong to Landlord, and Tenant shall not be entitled to, and expressly waives all claim to, any such compensation.

     17.5 TENANT'S BUSINESS LOSSES. Tenant shall be entitled to claim independently against the condemning authority any damages expressly referable to Tenant's business as the same may be permitted by law, provided such claim shall not reduce any award payable to Landlord.

         SECTION 18 - EVENTS OF DEFAULT/REMEDIES.
         ----------------------------------------

     18.1 EVENTS OF DEFAULT BY TENANT. The happening of any one or more of the following listed events (Events of Default) shall constitute a breach of this Lease by Tenant: (a) the failure of Tenant to pay any rent or any other sums of money due hereunder if such failure shall continue for a period of three (3) days after written notice; (b) the failure of Tenant to comply with any other provision of this Lease or any other agreement between Landlord and Tenant (all of which terms, provisions, and covenants shall be deemed material) within ten
(10) days after written notice; provided, however, that if the failure does not pose a threat to the health or safety of any person and if the nature of the failure is such that more than ten days would be reasonably required to cure the failure, then Tenant shall not be in default provided that Tenant commences to cure the default within such ten-day period and thereafter Tenant diligently cures such failure or default within thirty (30) days after the written notice, and provided, however, that if the Tenant shall have failed to comply with any provision of this Lease on two (2) or more occasions within any twelve (12) month period, and if notice thereof shall have been provided by Landlord, no notice or opportunity for cure shall be required with respect to any subsequent noncompliance with the Lease; (c) the taking of the

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
leasehold on execution or other process of law in any action against Tenant; (d) the failure of Tenant to accept the Premises, to promptly move into, complete any tenant improvements to, take possession of, and to operate its business in the Premises after the Commencement Date, or if Tenant ceases to do business in or abandons any substantial portion of the Premises, other than on account of force majeure; (e) Tenant becoming insolvent or unable to pay its debts as they become due, or Tenant's notice to Landlord that it anticipates either condition;
(f) the filing of any bankruptcy or similar proceeding by or against Tenant under any applicable law; (g) the appointment of a receiver or trustee for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant; (i) the death or dissolution of the Tenant; and (h) any other act or omission designated as an Event of Default in this Lease. The notices to Tenant required, and the opportunities for cure provided, under this Subsection 18.1 are the exclusive notice requirements and cure periods available to Tenant for any breach of this Lease, and Tenant hereby waives all other or additional notice requirements, cure periods, and rights of redemption imposed, created, provided, or otherwise allowed by law.

     18.2 REMEDIES. Upon the occurrence of any Event of Default by Tenant, whether enumerated in Subsection 18.1 or not, other than an Event of Default identified in item (a) of Subsection 18.1, if Tenant fails to cure any such default within ten (10) days of written notice from Landlord (or such greater or lessor period of time as shall be specified elsewhere herein for Tenant's compliance with specific duties or obligations), or if the default is of such a nature that it shall not be reasonably possible to cure such default within ten
(10) days after written notice, if Tenant shall fail to commence action reasonably calculated to cure such default within ten (10) days after written notice from Landlord, or shall thereafter fail to pursue the cure of the default to completion continuously and with diligence, Landlord shall have the option at Landlord's election then, or at any time thereafter, to pursue any one or more of the following remedies:

          (a) Landlord may give Tenant written notice of Landlord's intention to terminate this Lease on the date of such notice or any later date specified therein, whereupon all Tenant's right, title and interest in and to this Lease and the Premises shall cease and this Lease shall be terminated, except as to Tenant's liability for rent, costs, attorneys' fees, and other sums hereunder. Thereupon, Landlord shall be entitled to recover all sums of unpaid rent through the date of termination. Landlord shall also recover from Tenant, in one or more actions, all sums of rent coming due during that portion of the remaining Lease Term (or any applicable extension or renewal thereof) as they would have come due under the terms of this Lease, on a monthly basis, or at the scheduled expiration of the said Lease Term (or any applicable extension or renewal thereof), or, at Landlord's option, to recover against Tenant as damages for loss of the bargain, and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term (or any applicable extension or renewal thereof) over the aggregate rental value of the Premises for the balance of such Lease Term (or any applicable extension or renewal thereof), both discounted to present worth at the rate of six percent (6%) per annum, together

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
with all costs of eviction, removal, storage, repairs, and collection which may be incurred by Landlord. In determining the aggregate rental value of the Premises, actual or reasonably estimated expenses for brokerage commissions, legal expenses, repair and tenant improvement costs, rent holidays, and periods of lease-up vacancy shall be taken into account.

          (b) Landlord may reenter and take possession of the Premises or any part thereof, and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force as may be necessary without being liable for prosecution therefore, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or preceding breaches of covenants or conditions. Should Landlord elect to re-enter as provided herein or pursuant to legal proceedings, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include, but shall not be limited to, concessions of free Rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rents therefore. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice or lack thereof, from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in said notice. In the event that Landlord does not elect to terminate this Lease, but on the contrary, elects to take possession hereunder, Tenant shall pay to
Landlord: (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided above will be made in determining the net proceeds from such reletting.

          (c) Landlord may enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease (and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Landlord shall not be liable for any damages resulting to the Tenant from such action).

          (d) Landlord may pursue any other remedy provided by law or in equity.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

          Upon the occurrence of an Event of Default  identified in subparagraph
(a) in Subsection 18.1, Landlord shall immediately have the option, at Landlord's election to pursue any remedy set forth in subparagraphs (a) through
(d) of this Subsection 18.2 without notice to Tenant or any further opportunity to cure. If Tenant shall commit or allow to occur any Event of Default identified in subparagraphs (b) through (h) of Subsection 18.1 and Tenant shall thereafter, and within twelve (12) months of the prior Event of Default, commit or allow to occur the same or any substantially similar Event of Default, then the periods provided for Tenant to cure such later default shall be reduced from ten (10) days to three (3) days after written notice. The notice to Tenant required under this Lease are the exclusive notice requirements upon the occurrence of any Event of Default by Tenant, and are in lieu of any other notice requirements imposed by applicable law. Tenant hereby waives all other or additional notice requirements imposed by law, specifically including those set forth in chapter 83 of the Florida Statutes.

     18.3 PERCENTAGE RENTS, OPERATING EXPENSES, AND BASE RENT ADJUSTMENTS UPON DEFAULT. In determining the rents due to Landlord under Subsection 18.2 in the Event of Default, if Percentage Rent shall have been paid or payable by Tenant during the two (2) Lease Years prior to the Event of Default, then the Percentage Rent for the Lease Year in which the Event of Default shall occur shall be conclusively presumed to be equal to the average Percentage Rent payable with respect to the said two (2) preceding Lease Years. For purposes of Subsection 18.2, if at the time a calculation of sums due to the Landlord shall be required, the actual amounts of the Base Rent adjustment under Subsection 5.6, or Tenant's share of Operating Expenses under Section 19, or both, shall not be definitely determinable for any current or future Lease Year or Lease Years, such amounts shall be conclusively presumed to equal the last amount which was definitely determinable.

     18.4 EFFECT OF TERMINATION. Tenant agrees that upon the occurrence of an Event of Default, and after notice from Landlord to Tenant in accordance with the provisions of Subsection 18.2 that the Landlord has elected to terminate this Lease, each, every and all rights and claims of Tenant in and to this Lease and the Premises shall immediately terminate, cease, and expire. Tenant agrees that such termination shall be deemed to have been in accordance with the terms of the Lease effective as of the date specified in such notice. In the event that the Tenant shall thereafter seek protection under any provision of the United States Bankruptcy Code, the Tenant shall have no interest in the Lease or the Premises, no proceedings by the Landlord for recovery of physical possession of the Premises shall be subject the terms of any automatic stay entered incident to the filing of such petition after delivery of such notice of termination, and any attempt by the Tenant to assert that the Lease, or any purported interest of the Tenant in or to the Premises, is an asset of the Tenant, shall be conclusively presumed to be made in bad faith and a fraud upon the court.

     18.5 REMEDIES CUMULATIVE. All the remedies of Landlord in the event of Tenant default shall be cumulative and, in addition, Landlord may pursue any other remedies permitted by law or in

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
equity. Forbearance by Landlord to enforce one or more of the remedies upon an Event of Default shall not constitute a waiver of such default.

     18.6 EVENT OF DEFAULT BY LANDLORD. If Tenant asserts that Landlord has failed to meet its obligations under this Lease, Tenant shall give written notice (Notice of Default), to Landlord specifying the alleged failure to perform, and Tenant shall send by certified mail, return receipt requested, a copy of such Notice of Default to any mortgage holder (provided that Tenant has been previously advised of the address of the mortgage holder, by Assignment of Rents or otherwise). If Landlord shall not begin the cure of any failure of Landlord to meet its obligations under this Lease within thirty (30) days of receipt of the Notice of Default, and thereafter pursue such cure to completion, then Landlord shall be in default. If Landlord shall have failed to begin and pursue the cure of such failure within the time set forth above, then the mortgagees shall have an additional thirty (30) days within which to cure such failure, or if such failure cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such failure, including, but not limited to, commencement of foreclosure proceedings, if necessary, to effect such a cure, in which event the mortgagees, as assignees of Landlord, shall not be considered to be in default while such remedies are being so diligently pursued. Tenant agrees, as bargained for consideration for this Lease, that unless and until Tenant shall have provided each and every of the notices specified in this Subsection 18.6, and unless and until any and all times for cure set forth in this Subsection 18.6 shall have expired, Landlord shall not be deemed to have breached, or to be in default under, any term or provision of this Lease, or any obligation imposed by law upon the Landlord. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease, or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives all remedies of self-help, set-off, termination, rescission, specific performance, and injunctive relief, and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages only.

         SECTION 19 - OPERATING EXPENSES.
         --------------------------------

     19.1 PAYMENTS OF OPERATING EXPENSES. Tenant shall pay to Landlord, as additional rent, his proportionate share of Landlord's Operating Expenses for the Property. During the initial calendar year in the Lease Term, and until adjusted as provided in Subsection 19.2, Tenant shall pay to Landlord each month, in advance, on the first day of each month, the Estimated Monthly Operating Expenses set forth in Subsection 1.8 hereof. When actual annual Operating Expenses are determined, Landlord shall make the adjustments described in Subsection 19.3 to reconcile the sum of Tenant's payments of Estimated Monthly Operating Expenses for the year with Tenant's proportionate share of actual Operating Expenses for the year.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

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

     19.2 CALCULATION OF ACTUAL OPERATING EXPENSES. On the first day of February next after the Commencement Date and each subsequent February 1st, or as soon thereafter as the necessary information can reasonably be secured, Landlord shall calculate the amount of actual Operating Expenses for the calendar year immediately preceding. The actual Operating Expenses for the first calendar year that the Property is occupied by tenants shall be annualized if such initial occupancy occurs after the first day of January. The actual Operating Expenses so determined shall be multiplied by the Operating Expense Percentage set forth in Subsection 1.16 hereof in determining Tenant's proportionate share. From time to time Landlord, in its reasonable discretion, shall increase or decrease the Estimated Monthly Operating Expenses payable by Tenant so as to more accurately reflect the actual Operating Expenses for the year, and upon providing notice to Tenant of the amount of the new Estimated Monthly Operating Expenses, such amount shall be the revised Estimated Monthly Operating Expenses allocable to the Premises until subsequently adjusted hereunder. Landlord agrees that for purposes of determining the Tenant's actual share of Annual Operating Expenses, "Controllable Expenses" shall not increase at a greater annual rate than five percent (5%), compounded annually. "Controllable Expenses" shall mean and refer to those items of Operating Expenses excluding the items referred to in Subparagraphs (c), (d), and (e) of Subsection 19.4 hereof.

     19.3 ANNUAL ADJUSTMENT. At the time that the Landlord computes the actual Operating Expenses, as provided in Subsection 19.2, Landlord shall determine what adjustment, if any, shall be required to reconcile the Estimated Monthly Operating Expenses paid during the preceding calendar year pursuant to Subsection 19.2 with the actual Operating Expenses for such preceding calendar year. If the product of the actual Operating Expenses multiplied by the Operating Expense Percentage shall exceed the sum of the Estimated Monthly Operating Expenses paid by Tenant for such calendar year, Tenant shall pay Landlord within thirty (30) days of Landlord's demand therefore an amount equal to the amount of such excess. If the sum of the Estimated Monthly Operating Expenses paid by Tenant for such year shall exceed the product of the actual Operating Expenses multiplied by the Operating Expense Percentage, Tenant shall be allowed a credit against the next installment or installments of rent and Estimated Monthly Operating Expenses coming due equal to such excess. Appropriate adjustment shall be made to all amounts computed pursuant to this Subsection to reflect Tenant's proportionate share of actual Operating Expenses for any calendar year during which the entire Premises were not rented to Tenant pursuant to this Lease. The obligations of Landlord and Tenant pursuant to this Subsection shall survive the expiration or prior termination of this Lease. Any amount which would otherwise be credited to rent by Landlord hereunder shall be refunded to Tenant if the Lease shall have expired, after deducting therefrom any other amounts which may be due to Landlord from Tenant. Landlord, upon request, shall deliver to Tenant, in reasonable detail, the materials that make up the actual Operating Expenses. Tenant shall have the right to audit said materials at its own expense provided Tenant furnished Landlord sixty (60) day written notice of its intention to audit said accounts. The written notice must be received by Landlord within sixty (60) days from the date Tenant receives the aforementioned materials from Landlord. The audit must be conducted at Landlord's office. If the Tenant does not request an audit

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
and / or back up materials within six (6) months of receipt of the actual Operating Expenses, then Tenant is deemed to have waived its right to audit the actual Operating Expenses for that specific year. Landlord and Tenant agree that any discrepancy in the Operating Expenses that is discovered by an audit, that is within four (4%) percent of the actual total aggregate expense on the Operating Expenses, shall be considered an acceptable margin of error and no adjustment will be made between Landlord and Tenant.

     19.4 OPERATING EXPENSES. It is intended that during the term of this Lease the Base Rent shall be absolutely net to Landlord of all expenses of Landlord incident to the Property and this Lease. "Operating Expenses" shall mean those items of cost and expense paid or incurred by, or on behalf of, Landlord for management, maintenance, repairs, replacements, and operation of the Property and the personal property of Landlord used in the maintenance, repair, and operation of the Property, including, but not limited to: (a) wages, salaries, and fees along with related employment taxes, insurance benefits and reimbursable expenses; (b) all operation, management, maintenance, inspection, repairs, painting, replacements, upkeep and servicing of the Property and the equipment therein or thereon, including all supplies, equipment, tools, and materials used therein and thereon and service contracts; (c) water, power, fuel and other utilities; (d) premiums and other charges with respect to insurance;
(e) all taxes and assessments and governmental charges and fees imposed upon the Property and any other property used therein (including, without limitation, any ad valorem real property or personal property taxes, special or general assessments, occupancy, gross receipts or rental taxes imposed upon and paid by Landlord, but not income or franchise tax or any other taxes imposed or measured by Landlord's income or profits unless the same is in lieu of real estate taxes, and not sales or rental taxes on rent which Landlord separately collects from Tenant pursuant to Subsection 5.5); (f) the reasonable management fee paid to any management company managing the Property for the Landlord, provided that if Landlord self-manages the Property, Landlord shall be entitled to receive a reasonable management fee (provided that any management fee whether paid to any management company or reserved by Landlord shall not exceed four percent (4%) of gross rents received by Landlord from the Property); and (g) reasonable reserves or expenditures for paving, painting, roofing, HVAC, and other similar capital expenditures made by Landlord for necessary replacements to maintain the Property in Building Standard Condition, not to exceed three percent (3%) of the total Base Annual Rent from the entire Property, annually. In no event shall the term "Operating Expenses" include:

          1. The cost of any repairs, alterations, additions, changes, replacement and other items done to the Property, which under generally accepted accounting principals, are classified as capital expenditures or capital improvements.

          2. Payments of principal and interest or other finance or other finance charges, made on any debt, including without limitation, and debt secured by a mortgage on the Property.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

          3. Non-cash items, such as deductions or depreciation, amortization of debts or obsolescence of the Property, equipment or any improvements related hereto.

          4. Leasing and/or brokerage commissions, attorney's fees, costs, disbursements and other expenses incurred in connection with negotiations of leases with tenants of the Property or disbursements or litigation with any such parties.

          5. Costs or expenses relating to another tenant's or occupant's space which were incurred in rendering any service or benefit to such tenant or occupant that landlord was not required to provide, or were for a service or benefit in excess of the service or benefit that Landlord is required to provide Tenant hereunder.

          6. Income, excess profits or franchise taxes, inheritance taxes, transfer taxes and fees or other such taxes imposed on or measured by the income of Landlord from the operation of the Property.

          7. The cost, of repairing or restoring the property, or any part thereof, that may be damaged or destroyed by any casualty or affected by condemnation awards are recovered or are adequate for such purpose.

          8. All costs, concessions (including, without limitation rent abatement and construction allowances) and expenses incurred in leasing or procuring new tenants or retaining old tenants, including, without limitation, advertising, printing supplies and promotional expenses, leasing commissions and expenses for preparation of leases or renovating space for new or old tenants, or in enforcing the terms of any lease of space in the Property or in connection with any change in the name of the Property.

          9. The cost of all the items, goods and services, including utilities sold and supplied to tenants and the occupants of the Property, for which Tenant, occupant, or other third party, including insurers, directly reimburses Landlord.

          10. The cost of installing, operating and maintaining any specialty service, such as but not limited to, an observatory, broadcasting facility, satellite dish antennae, luncheon club retail store, sundry shop newsstand, car wash, concession, athletic or recreational club.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

          11. Any Payment of or an account of fee (s) paid to any person or entity in connection with the termination of any management person, entity, consultant or third party retained to provide services to the Property.

          12. Any costs or expenses incurred in connection with the sale, financing, refinancing, mortgaging, syndicating or change of ownership of the Property or any other part thereof, including without limitation, brokerage commissions, attorneys and accountant's fees, closing costs, title insurance premiums, appraisals, marketing studies, transfer taxes, "points" and interest charges.

          13. Any insurance premium to the extent that the Landlord is entitled to be reimbursed therefore by any other tenant of the Property other than as a part of the Operating Expenses.

          14. Any amount paid as a penalty as a result of a willful violation of Law by Landlord or resulting from the negligence or the willful misconduct of any tenant of the Property.

          15. All Liabilities, damages, awards and judgments for injury or death to persons and for property damage rising from the ownership or operation of the Property, and all court costs, attorney's fee's, paralegal fee's, expert witness fees and disbursements incurred in connection therewith.

          16. The cost of any items for which Landlord is reimbursed by insurance or which is otherwise recovered from third parties, however nothing herein shall be construed to exclude from Operating Expenses any funds expended to cover the reasonable deductible under any policy of insurance maintained in connection with the Property.

          17. Any cost or expense otherwise constituting an Operating Expense, except for management fees provided for in Section 19.4 of the Lease which is paid to any related party or affiliate of Landlord or any general partner of Landlord and which is in excess of what is reasonable for comparable service from an independent party of comparable experience and skill.

          18. Any payment made pursuant to a lease or similar arrangement relating to any asset or other item, excluding replacement items, the cost of which if the same were purchased, would be depreciated or amortized as capital expenditure in accordance with generally accepted accounting principals,

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
               wheresuch lease or other arrangement is essentially a financed purchase of such asset or item.

          19.  Charitable and political contributions of Landlord.

          20. Salaries, wages, and other compensations paid (directly or indirectly) to partners, officers, directors, shareholders, or other owners, or principals of Landlord and executives of Landlords or those of its affiliates not principally engaged in performing services at the Property.

Tenant shall not be required to pay for any reserves as set forth in item 19.4(g) in the foregoing paragraph at any time when the reserve is equal to or greater than an amount equal to ten percent (10%) of the total Base Annual Rent received from the Property. Should the reserves fall below ten (10%0 percent of the total Base Annual Rent, then Landlord may collect additional reserves.

     19.5 NO WAIVER. Failure of Landlord to furnish a statement of actual Operating Expenses or to give notice under Subsection 19.2 or 19.3 in a timely manner shall not prejudice or act as a waiver of Landlord's right to furnish such statement or give such notice at a subsequent time or to collect any adjustments for any preceding period. Not more frequently than once each Lease Year, Tenant shall be entitled to have an audit of the Operating Expenses performed, and if any discrepancy shall be revealed, appropriate adjustments shall be made between Landlord and Tenant.

         SECTION 20 - PEACEFUL ENJOYMENT.
         --------------------------------

     Tenant shall, and may peacefully enjoy the Premises against all persons claiming by, through or under Landlord, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein required to be paid by the Tenant and performs all of Tenant's covenants and agreements in this Lease.

         SECTION 21 - HOLDING OVER.
         --------------------------

     If Tenant holds over without Landlord's written consent after expiration or other termination of this Lease, or if Tenant continues to occupy the Premises after termination of Tenant's right of possession pursuant to the provisions of Subsection 18.2, Tenant shall be deemed to be a trespasser, and shall be liable to Landlord for damages for such holdover throughout the entire hold-over period, equal to double the Base Rent which would have been payable had the term of this Lease continued through the period of such holding over by the Tenant. No possession of the Premises by Tenant after this Lease shall have expired or been terminated shall be construed to extend the term of this Lease unless Landlord has consented to such possession in writing.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

         SECTION 22 - SUBORDINATION, ATTORNMENT, AND TENANT ESTOPPEL.
         ------------------------------------------------------------

     22.1 SUBORDINATION. This Lease is and shall continue to be subject and subordinate to any first mortgage, whether presently existing or hereafter arising upon the Property or Premises, and to any renewals, modifications, refinancing or extensions thereof. This clause shall be self-operative, and no further instrument of subordination shall be required; however, at any time and from time to time Tenant shall execute any instrument subordinating this Lease and agreeing to attorn to the holder of any such first mortgage, as Landlord shall require, provided however that Tenant's obligation shall be contingent upon said lender granting Tenant a non-disturbance agreement is a standard commercially reasonable form. The failure of Tenant to provide the complete and executed instrument of subordination described herein within ten (10) days after request by Landlord therefore shall constitute an Event of Default. In the event a mortgage encumbers the Property or the Premises on or before the Commencement Date, Landlord shall provide to Tenant a subordination, non-disturbance and attornment agreement on the part of the lender in a commercially reasonable form.

     22.2 LANDLORD ATTORNEY-IN-FACT. If Tenant should fail to execute any subordination or other agreement required by this Subsection promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest, but the execution of such instrument by Landlord shall not waive the breach of this Lease occasioned by Tenant's failure to provide such an instrument.

     22.3 ESTOPPEL LETTER. Tenant agrees that it will from time to time, upon request by Landlord, execute and deliver to such persons as Landlord shall designate a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default, stating the nature of such alleged default), stating the amount of any security deposit or advance rent held by Landlord under this Lease, providing that Tenant shall be estopped to deny any matter set forth in said statement, and further stating such other matters as Landlord, or such persons as Landlord shall designate, shall reasonably require. The failure of Tenant to provide the complete and executed statement described herein within ten (10) days after request by Landlord therefore shall constitute an Event of Default.

     22.4 ATTORNMENT. Tenant shall, in the event of the sale or assignment of all Landlord's interest in the Property or Premises, or in the event that any proceedings shall be brought for the foreclosure of any mortgage made by Landlord covering the Property or the Premises, attorn to the purchaser and recognize the purchaser as Landlord under this Lease.

     22.5 FINANCIAL INFORMATION. Tenant agrees that it will from time to time, upon request by Landlord, provide Landlord financial statements and such other documents and information, in such

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
form as Landlord shall direct, as Landlord shall require as to Tenant's financial condition, and such statements and other documents and information shall be certified to be correct by an officer of Tenant. Landlord agrees to keep all such information confidential, and to use its best efforts to prevent the disclosure of same to competitors of Tenant; provided, however, that Tenant expressly authorizes Landlord to disclose all such information to any prospective purchaser of the Property or the Premises, and to any prospective lender of Landlord whose loan would be secured by an assignment of Landlord's interest in this Lease, the rents hereunder, the Property, the Premises, or all, or any combination, of the above. Tenant agrees to provide such financial statements and other documents and information to Landlord within ten (10) days after Landlord's request therefore.

         SECTION 23 - LANDLORD'S LIEN.
         -----------------------------

     23.1 GRANT OF LIEN. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. Notwithstanding the foregoing, the Landlord agrees that its lien shall be subordinate to the lien from any lending institution, supplier, or leasing company, if the security interest of such lending institution, supplier or leasing company has its origin a commercially reasonable arms-length transaction, whereby Tenant acquired such equipment, furniture, or other tangible personal property. Upon written request by Tenant, Landlord shall execute a subordination agreement, consistent with, and confirming the foregoing.

     23.2 SECURITY AGREEMENT. The provisions of this subsection relating to such lien and security interest shall constitute a security agreement under and subject to the Uniform Commercial Code of the State of Florida so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

     23.3 FINANCING STATEMENTS. Tenant agrees to execute as debtor such financing statement or statements and such other documents as Landlord may now or hereafter request in order to protect or further perfect Landlord's security interest. Notwithstanding the above, Landlord shall neither sell nor withhold Tenant's business records from Tenant.

         SECTION 24 - ATTORNEYS' FEES.
         -----------------------------

          Tenant will pay upon demand, as additional rent in addition to the rents and other sums agreed to be paid hereunder, all collection and court costs incurred by Landlord, and Landlord's reasonable attorneys' fees incurred for the collection of unpaid rents, or the enforcement, defense or interpretation of Landlord's rights under this Lease. Such fees and costs shall be due and payable to Landlord, if Landlord prevails in such litigation, at trial, on appeal, in bankruptcy proceedings, and in post-judgment collection or enforcement proceedings, including costs and attorneys fees incurred in

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
establishing and recovering costs and attorney's fees, whether in the main action or in a separate action brought solely for recovery of such costs and attorneys fees. Any judgment entered in any such suit, action, or proceedings shall provide for the retention of jurisdiction for the award of all Landlord's post-judgment costs and attorneys fees. Landlord shall also be entitled to recover from Tenant reasonable attorney's fees and costs incurred incident to the preparation or review of documents or materials in connection with any proposed assignment and subletting by Tenant, any financing by Tenant, or any modification or amendment to this Lease.

         SECTION 25 - NO IMPLIED WAIVER.
         -------------------------------

     25.1 NO WAIVER. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future.

     25.2 PARTIAL PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the entire amount claimed by Landlord to be due under this Lease shall be deemed to be other than a partial payment. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without waiving Landlord's right to collect the entire amount claimed to be due and owing to Landlord, or pursue any other remedy provided in this Lease. No acceptance of any payment of rent or other sum shall constitute a waiver by Landlord of any other default or breach on the part of Tenant, or preclude Landlord from exercising any rights it may have on account of such default or breach.

         SECTION 26 - PERSONAL LIABILITY OF LANDLORD.
         --------------------------------------------

          The liability of Landlord to Tenant for any default by Landlord under this Lease shall be limited to the interest of Landlord in the Premises, and Tenant agrees to look solely to Landlord's interest in the Premises (or the proceeds thereof) for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

         SECTION 27 - SECURITY DEPOSIT. INTENTIONALLY DELETED
         ----------------------------------------------------

         SECTION 28 - FORCE MAJEURE.
         ---------------------------

          Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, lending institution requirements, or any other cause whatsoever beyond the control of Landlord. Landlord shall not be liable to Tenant, Tenant's employees, agents, customers, guests, licensees, or invitees for any loss or damage to any

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Nor shall Landlord be liable for any damage or inconvenience, which may arise through repair or alterations of any part of the Property or Premises.

         SECTION 29 - RELATIONSHIP OF PARTIES.
         -------------------------------------

          Nothing contained in this Lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between Landlord and Tenant, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         SECTION 30 - UTILITIES.
         -----------------------

          The Tenant shall, at its own cost and expense, pay all charges (together with any applicable taxes or assessments thereon) for utilities serving the Premises. Such utilities shall include, without limitation, as applicable, water, gas, electricity, air conditioning, heat, sewer, refuse collection, telephones, and any other utility charges or similar items in connection with the use or occupancy of the Premises. If any utilities shall not be separately metered to the Premises by the applicable utility, Tenant may be billed monthly by Landlord for Tenant's share of such utility service, as determined by Landlord, in addition to Tenant's monthly Operating Expenses pursuant to Section 19 hereof. Payment shall be due and payable upon receipt of the billing by Tenant.

         SECTION 31 - MISCELLANEOUS.
         ---------------------------

     31.1 SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to the persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     31.2 RECORDATION. Tenant agrees not to record this Lease but Landlord may record this Lease at its sole discretion. The parties shall execute a memorandum of lease, which Landlord shall record in the Public Records of Orange County, Florida. The memorandum shall identify the Premises, the parties and the term of the Lease, and shall contain any notices relating to construction or mechanics' lien law, as Landlord desires. Tenant waives the right to file a notice of lis pendens against the Property, the Premises, and any interest therein or any part thereof. The filing of a notice of lis pendens by or on behalf of Tenant shall be an event of default by Tenant, for which no notice or opportunity to cure shall be provided, notwithstanding any contrary provision of this Lease.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

     31.3 GOVERNING LAW. This Lease and the rights and obligations of the parties hereto are governed by the laws of the State of Florida.

     31.4 TIME OF PERFORMANCE. Except as expressly otherwise herein provided, time is of the essence of this Lease.

     31.5 TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Property and the Premises referred to herein, and in such event and upon such transfer, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations accruing after such transfer.

     31.6 BROKER. Tenant represents that Tenant has not dealt with any real estate broker, sales person, finder, or any other person who may be entitled, or claim to be entitled to a commission in connection with this Lease, except the Brokers identified in Subsection 1.4 hereof, and no such other person initiated or participated in the negotiation of this Lease, or showed the Premises or Property to Tenant. Tenant agrees to indemnify and hold harmless Landlord from and against any liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     31.7 EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option to lease. This Lease shall not be effective unless and until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

     31.8 SECTION HEADINGS. The section or subsection headings are used for convenience of reference only and do not define, limit or extend the scope or intent of the paragraphs.

     31.9 DEFINITIONS. The definitions set forth in Section 1 are hereby made part of this Lease.

     31.10 EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:


            EXHIBIT NUMBER                     DESCRIPTION
            --------------                     -----------

            Exhibit "A"                        Property Legal Description
            Exhibit "B"                        Preliminary Site Plan
            Exhibit "C"                        Development Agreement
            Exhibit "D"                        Work Schedule

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

            Exhibit "E"                        Timeshare Lease Agreement
            Exhibit "F"                        Sign Schedule
            Exhibit "G"                        Restricted Uses
            Exhibit "H"                        Building Rules
            Exhibit "I"                        Utilities
            Exhibit "J"                        Pad

     31.11 NOTICES. The Tenant shall pay the rent and shall forward all notices to Landlord at 5728 Major Boulevard., Suite 174, Orlando, FL 32819, or at such other place as Landlord may hereafter designate in writing. The Landlord shall forward all notices to Tenant at the address of Tenant indicated on the first page hereof. Any notice provided for in this Lease must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise expressly provided, be given or be served by depositing the same in the United States mail, postage pre-paid, registered or certified, and addressed to the party to be notified, with return receipt requested, or by delivering the same, in person or by Federal Express or other nationally recognized courier service, to such address. Any notice to Tenant delivered to the Premises or other address specified for the Tenant shall be complete when delivered to any agent or employee of Tenant therein. Notice deposited in the mail in the manner hereinabove indicated shall be effective upon receipt, unless such mail is unclaimed, refused, rejected, or undeliverable due to a change of address, in which event notice shall be effective five (5) days after the date of mailing. Notice sent by Federal Express or other nationally recognized courier service in the manner hereinabove indicated shall be effective upon receipt, unless such notice is unclaimed, refused, rejected, or undeliverable due to a change of address, in which event notice shall be effective on the date delivery is first attempted, as set forth on the records of the courier service.

     31.12 INTEREST. Interest at the highest contract rate allowable by law shall accrue upon all sums due Landlord from Tenant, whether rent or otherwise, from the date that each such sum shall be due and payable to Landlord until it shall be paid in full.

     31.13 APPLICATION OF PAYMENTS. Tenant waives the right to direct application of payments due hereunder, and Landlord shall have the right to apply any payment hereunder made to any sum then claimed by Landlord to be due and owing by Tenant, whether Tenant shall have specifically directed the application of such payment or not.

     31.14 AUTHORITY OF REPRESENTATIVES. Tenant and the individuals signing this Lease on its behalf represent to Landlord that the individual or individuals executing this Lease is or are authorized to do so by the board of directors of Tenant, if Tenant shall be a corporation, and by the partners or other governing body or persons, if not a corporation, and that the execution and delivery of this Lease is legal, valid, and binding upon Tenant.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

     31.15 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the plural shall include the singular and the use of one gender shall include all genders. Any individuals identified as Tenant herein shall be jointly and severally liable for the performance by Tenant of all Tenant's obligations hereunder, and any notice provided to one shall constitute notice to all.

     31.16 AMENDMENT AND ENTIRE AGREEMENT. The provisions of this Lease and the attached Exhibits, constitute the entire agreement between Landlord and Tenant, and supersede and revoke all prior agreements, representations, warranties, negotiations, promises, covenants, agreements, assurances, understandings, brochures, letters of intent, and information conveyed or provided, between or among the parties concerning the Premises, the Property, or the obligations of any party hereunder, whether oral or written ("Representations and Agreements"). There are no other Representations and Agreements which are not set forth herein between the parties, or their respective representatives, or any other person, including, without limitation, the Broker, if any, purporting to represent the Landlord or the Tenant. The Tenant acknowledges that it has not been induced to enter into this Lease by any Representations and Agreements not set forth in this Lease, it has not relied upon any such Representations and Agreements, no such Representations and Agreements shall be used in the interpretation or construction of this Lease, and the Landlord shall have no liability for any consequences arising as a result of any such Representations and Agreements. This Lease may only be modified or amended by an agreement in writing executed by the parties hereto.

     31.17 DUPLICATE ORIGINALS. This Lease may be executed in duplicate, and each such executed duplicate shall constitute an original.

     31.18 LATE PAYMENTS AND RETURNED CHECKS. If any payment of rent or other sums due hereunder from Tenant shall not be made to Landlord within five (5) days of the due date fixed in this Lease, then for each such occurrence Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the late payment. If any check, draft or money order presented by Tenant to Landlord in payment of rent or other sums due hereunder shall not be honored and shall be returned, whether for insufficient funds or otherwise, then for each such occurrence Tenant shall pay to Landlord an additional sum equal to One Hundred And No/100 Dollars ($100). The above amounts shall be payable in addition to all other amounts which may be due by Tenant hereunder, and the Landlord's rights thereto shall be in addition to all other remedies it may have hereunder. The above amounts shall constitute agreed liquidated damages for Landlord for its expense and inconvenience incurred by reason of such late payments or returned checks, the amounts of which may be impossible to determine with specificity, and shall not be a penalty.

     31.19 RIGHT TO DEDICATE TO OR VACATE CONDOMINIUM. Landlord, and any other owner of the Property, shall have the right to dedicate all or part of the Property, including the Premises, to condominium ownership, or to impose restrictive covenants upon all or part of the Property, or to

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
vacate any declaration of condominium, or restrictive covenants affecting the Property. Tenant's right in and to the Premises and the Property shall automatically be subordinate to any dedication of condominium or declaration of restrictive covenants now or hereafter imposed by Landlord or such owners, provided that nothing therein shall prohibit the use of the Premises for its Permitted Use for so long as Tenant shall not be in default hereunder. Tenant agrees that the execution hereof shall be its written subordination agreement or consent to vacation; however, Tenant further agrees that it shall execute a separate written subordination agreement or consent to vacation evidencing the agreements of this subsection within five (5) days after written demand by Landlord.

     31.20 SHOPPING CENTER LEASE. This is a Lease of real property in a "Shopping Center" within the meaning of Section 365 (b) (3) of the Bankruptcy Code, 11 USC Section 365 (b) (3).

     31.21 CONSTRUCTION. Landlord and Tenant agree that the terms hereof were negotiated by and between the parties, that both parties may be viewed as the drafters of this Lease, and that ambiguities shall not be construed against either party as the drafter.

     31.22 WAIVER OF JURY TRIAL. Landlord and Tenant hereby mutually waive any and all rights which any one of them may have to request a jury trial in any proceeding at law or in equity in any court of competent jurisdiction relating to, or arising out of, or in connection with any rights or obligations created under the terms of this Lease Agreement or the relationship between Landlord and Tenant created hereunder and by operation of law.

     31.23 ADDENDA. One or more Addenda may be attached hereto, and if executed and attached to this Lease, shall supersede and control any conflicting provisions of this Lease.

         SECTION 32   [DELETED INTENTIONALLY]

         SECTION 33 - RENEWAL.
         ---------------------

          Provided that the Tenant shall not be in default in any of the terms, covenants and conditions of this Lease, Landlord agrees that Tenant shall have the right and option to renew the term of this Lease for the Renewal Terms. The first such renewal term, if exercised, shall commence upon the expiration of the Lease Term. Each subsequent Renewal Term, if exercised, shall commence upon the expiration of the preceding Renewal Term. In order to exercise the option to renew the term of this Lease for the first Renewal Term, Tenant must give Landlord written notice of its intention to do so not less than one hundred eighty (180) days prior to the expiration of the Lease Term. In order to exercise each subsequent Renewal Term option, Tenant must have first exercised each prior option to renew and, in addition, must give Landlord written notice of its intention to exercise such subsequent Renewal Term option not less than one hundred eighty (180) days prior to the expiration of the preceding Renewal Term. In the event that Tenant fails to deliver said written notice of renewal to the Landlord, as specified hereinabove, then the option granted Tenant

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]
hereunder to renew this Lease shall terminate and be null and void and this Lease shall terminate on the last day of the Lease Term, or on the last day of the last properly exercised Renewal Term, whichever shall be applicable. In interpreting the Lease Agreement during any Renewal Term as to which the Tenant shall have properly exercised its renewal option, those provisions of the Lease Agreement which make reference to the Lease Term shall be interpreted, where the context shall so permit, to mean and include the Renewal Term as to which such renewal option shall have been exercised, provided that under no circumstances shall this be construed to provide Tenant more than the number of Renewal Terms set forth in Subsection 1.20 hereof. During each Renewal Term the rights of Landlord and Tenant shall be governed by the terms and conditions of this Lease Agreement, and during the Renewal Terms the Base Rent specified in Subsection
1.3 of the Lease Agreement, and Percentage Rent shall continue to be due to Landlord as provided in Subsection 5.7 of the Lease Agreement.

[LANDLORD'S INITIALS ______]                          [TENANT'S INITIALS ______]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.


                                        "LANDLORD"

SIGNED, SEALED AND DELIVERED            E.D.I. II INVESTMENTS, INC., A FLORIDA
IN THE PRESENCE OF:                     CORPORATION

___________________________________     BY:_________________________________
(_________________________________)        MOHAMMED DIAB
    PRINT NAME BELOW SIGNATURE             AS ITS: VICE PRESIDENT

___________________________________
(_________________________________)
    PRINT NAME BELOW SIGNATURE

                                        "TENANT"

                                        FAMILY STEAK HOUSES OF FLORIDA, INC.,
                                        A FLORIDA CORPORATION, D/B/A RYAN'S
                                        GRILL, BUFFET & BAKERY

__________________________________      BY:_________________________________
(_________________________________)        EDWARD B. ALEXANDER
    PRINT NAME BELOW SIGNATURE             AS ITS: CHIEF FINANCIAL OFFICER

___________________________________
(_________________________________)
    PRINT NAME BELOW SIGNATURE

                                LEGAL DESCRIPTION
                                -----------------

Lots 4 and 5, Florida Center Unit 21, as recorded in Plat book 7, Page 82 of the Public Records of Orange County, Florida, less the Northerly 8 feet for Road right-of-Way of International Drive.


                                   EXHIBIT "A"

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